UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 23, 2005


                          MONTGOMERY REALTY GROUP, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                      000-30724                88-0377199
--------------------------------     ------------           -------------------
(State or other jurisdiction of      (Commission             (I.R.S. Employer
 incorporation or organization)      File Number)           Identification No.)

          400 Oyster Point Blvd., Suite 415
           South San Francisco, California                  94080
      ----------------------------------------            ----------
      (Address of principal executive offices)            (Zip Code)

                                 (650) 266-8080
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              (Registrant's telephone number, including area code)

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On June 23, 2005, qualified exchange accommodator Mark D. Zimmerman, for the benefit of Montgomery Realty Group, Inc. ("Montgomery") closed the purchase of a 118-unit apartment complex located at 2400 Town Lake Circle, Austin, Texas (the "London Square Apartment Complex"). The seller was London Acquisitions, Inc., a nonrelated third party. The London Square Apartment Complex is situated on approximately 5.42 acres of land and consists of 12 separate, wood frame buildings. The unit mix includes 50 one-bedroom apartments, 49 two bedroom apartments and 21 three-bedroom apartments, together with various common area facilities such as a swimming pool and recreational center.

         Montgomery paid the sum of $3,200,000 in cash at the closing. In order to do so, Montgomery obtained a new acquisition loan for the London Square Apartment Complex in the amount of $2,400,000 with a commercial lender and used approximately $800,000 of the approximately $2,760,165 held by the qualified exchange accommodator from the sale of the Orchard Supply Shopping Center.

         Immediately following the closing of this transaction, Montgomery had approximately $1,960,165 of cash remaining available for its benefit with the qualified exchange accommodator, which Montgomery intends to use to reinvest in other qualified reinvestment properties pursuant to its plans to treat the January 5, 2005, sale of the Orchard Supply Shopping Center as a tax-free exchange.

         The parties entered into a new Purchase and Sale Agreement that extinguished and replaced the June 2, 2005, agreement on June 10, 2005, in which they deleted the requirement that Montgomery retain the current property manager for a specified period of time and eliminated Montgomery's obligation to pay up to $275,000 for property management and renovation costs.

                            ------------------------

         This report contains statements about the future, sometimes referred to as "forward-looking" statements. Forward-looking statements are typically identified by the use of the words "believe," "may," "should," "expect," "anticipate," "estimate," "project," "propose," "plan," "intend" and similar words and expressions. Forward-looking statements are not guarantees of completion of proposed transactions, availability of tax-free treatment, increases in property occupancy, or similar matters. Forward-looking statements are subject to risks and uncertainties outside Montgomery's control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see Montgomery's other SEC reports.


                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired. Montgomery will file audited financial statements for the London Square Apartment Complex on or before September 7, 2005.

         (b) Pro Forma Financial Information. See subparagraph (a) above.

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

         (c) Exhibits. The following exhibit is filed with this report on Form 8-K:

   Exhibit
   Number                    Title of Document                        Location

   Item 10     Material Contracts
-------------- ------------------------------------------------------- ---------
    10.19      Purchase Agreement among London Acquisitions, Inc.       Attached
               ("Seller"), and Mr. Mark D. Zimmerman as the qualified exchange accommodator for Montgomery Realty
               Group, Inc. ("Purchaser"), with right to assign or further convey to Montgomery Realty Group, Inc.
               ("Equitable Beneficiary") dated June 10, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              MONTGOMERY REALTY GROUP, INC.



Date:  June 29, 2005                          By  /s/ Dinesh Maniar
                                                 ----------------------------
                                                 Dinesh Maniar
                                                 Chief Executive Officer

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